UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024

NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West
San Antonio, Texas 78257

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units	NS	New York Stock Exchange
8.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprA	New York Stock Exchange
7.625% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprB	New York Stock Exchange
9.00% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

NuStar Energy L.P. (the “Partnership”) held its 2024 Annual Meeting of Unitholders (the “2024 Annual Meeting”) on April 23, 2024, with all members of the Board of Directors of the general partner of the Partnership’s general partner in attendance.  As of the record date for the 2024 Annual Meeting, there were 126,535,271 common units outstanding and entitled to vote at the 2024 Annual Meeting (the “Voting Units”).  A total of 110,989,013 of the Voting Units were present or represented by proxy at the 2024 Annual Meeting, representing approximately 88% of all votes entitled to be cast at the 2024 Annual Meeting. The matters submitted for a vote and the related results are as follows:

•	Proposal No. 1 - Election of three Group III directors to serve on the Board of Directors. The results were as follows:

Class I Nominees	Votes For	Votes Withheld	Broker Non-Votes
Bradley C. Barron	89,081,022	1,078,612	20,829,379
William B. Burnett	89,573,386	586,248	20,829,379
W. Grady Rosier	88,068,715	2,090,919	20,829,379

•	Proposal No. 2 - Ratification of the appointment of KPMG LLP as the Partnership’s independent registered public accounting firm for 2024. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
109,899,124	488,305	601,584	—

Consistent with the foregoing votes: (1) each of Bradley C. Barron, William B. Burnett and W. Grady Rosier has been elected as a Group III director to serve on the Board of Directors; and (2) the appointment of KPMG LLP to serve as the Partnership’s independent registered public accounting firm for 2024 has been ratified.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	EXHIBIT

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: April 29, 2024			By:	/s/ Steve Gilbert
			Name:	Steve Gilbert
			Title:	Vice President, Assistant General Counsel and Corporate Secretary